SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement
                            Schedule 14A Information

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:                   [  ]  Confidential, for use of
[   ]  Preliminary Proxy Statement                 the Commission only (as
                                                   permitted by Rule
                                                   14-a-6(c)(2))
[ x ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INTEGRATED SURGICAL SYSTEMS, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
         (4)  Proposed maximum aggregate value of transaction:
         (5)  Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid: $______________
         (2)  Form, Schedule or Registration Statement No.: ________________
         (3)  Filing Party: _________________
         (4)  Date Filed: __________________

                        INTEGRATED SURGICAL SYSTEMS, INC.
                            1850 Research Park Drive
                          Davis, California 95616-4884

                            Notice of Annual Meeting

To our Stockholders:

     Our Annual Meeting of Stockholders will be held at 9:30 a.m. on Tuesday, January 14, 2003, at our executive offices, 1850 Research Park Drive, Davis, California 95616-4884. At the meeting, we will ask stockholders:

     1.   To elect three (3) Directors to serve for the ensuing year;

     2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2002; and

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     You must be a stockholder of record as of the close of business on November 15, 2002, to be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting at our executive offices, 1850 Research Park Drive, Davis, California 95616-4884 for a period of ten days prior to, and during, the Annual Meeting.

                                             By Order of the Board of Directors,



Davis California                             Charles J. Novak
December 3, 2002                             Chief Financial Officer


                             Your Vote is Important

     Whether or not you plan to attend the Annual Meeting, please promptly complete, sign and date your enclosed proxy card, which is solicited by the Board of Directors, and return it to us in the enclosed envelope. You may revoke your proxy at any time before it is voted. If you do execute a proxy, you may still attend the Annual Meeting and vote in person if you prefer.

                        INTEGRATED SURGICAL SYSTEMS, INC.
                            1850 Research Park Drive
                          Davis, California 95616-4884

                                 PROXY STATEMENT

                      Information About the Annual Meeting

Information About Attending the Annual Meeting

     Our Annual Meeting of Stockholders will be held at our executive offices located at 1850 Research Park Drive, Davis, California 95616-4884 on Tuesday, January 14, 2003 at 9:30 a.m. All stockholders of record at the close of business on November 15, 2002 may attend and vote at the Annual Meeting.

Information About This Proxy Statement

     We sent you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares. We began mailing these proxy materials on December 3, 2002 to all stockholders of record as of the close of business on November 15, 2002. We will bear the entire expense of soliciting these proxies by use of the mails.

Information About Voting

     You can vote on matters coming before the Annual Meeting by proxy or in person:

     |X|  For all, some or none of the nominees for Director;

     |X| For or against ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2002.

     If you vote by proxy, you can vote by signing, dating and returning the proxy card. If you do this, the individuals named on the card will be your proxies and they will vote your shares in the manner you indicate.

     If you do not indicate instructions on the card, your proxies will vote your shares FOR the election of all nominees for Director and FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2002.

     The Board of Directors anticipates that all of the nominees will be available for election and does not know of any other matters that may be brought before the Annual Meeting. If any other matters should come before the Annual Meeting or any of the nominees for Director is not available for election, your proxies will have discretionary authority to vote in accordance with their best judgment on such matters unless the proxy card is marked to the contrary.

     If you vote in person, you may attend the Annual Meeting and cast your vote there. You may do this even if you have signed and returned the enclosed proxy card.

     You may revoke the proxy at any time before it is voted by:

     |X| Sending a written notice of revocation to our Chief Financial Officer, Charles Novak,

     |X|  Delivering a later dated proxy, or

     |X|  Voting in person at the Annual Meeting.

     If you want to vote at the Annual Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your nominee naming you as its proxy to vote the shares.

Information About Votes Necessary for Action to be Taken

     As of November 15, 2002, we had outstanding 38,900,469 shares of common stock, our only securities entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on November 15, 2002 will be entitled to vote at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of holders of at least a majority of the shares outstanding on November 15, 2002, is necessary to have a quorum allowing us to conduct business at the Annual Meeting.

     The following votes are required to approve each Proposal at the Annual
Meeting:

     |X| A plurality of all the votes cast for Directors will elect three Directors. This means that the three nominees for Director with the most votes will be elected.

     |X| A majority of the votes cast will ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2002.

     Proxies marked "abstain" with respect to proposals other than the election of directors and proxies marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

                                   Proposal 1.
                   Election of Three (3) Nominees as Directors

     At the Annual Meeting, three (3) Directors will be nominated for election to our Board of Directors. Directors serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which we do not expect, the proxies will be voted for the substitute nominee as we may select. The proxies cannot be voted for more than three Directors at the Annual Meeting.

     Proxies not marked to the contrary will be voted "FOR" the election of the following three (3) persons:

Name                  Age   Position                              Director Since
----                  ---   --------                              --------------

Ramesh C. Trivedi     63    President, Chief Executive
                            Officer, Director
                                                                  1995
Falah Al-Kadi         51    Chairman of the Board of Directors    1999
Jack W. Moorman       55    Director                              October 2002

Ramesh C. Trivedi has been our president and chief executive officer and a director of our company since 1995. Prior to joining us, Dr. Trivedi was a principal of California Biomedical Consultants, an international consulting firm, and from 1985 to 1986 he served as the president and chief executive officer of DigiRad Corporation, a medical imaging company.

Falah Al-Kadi has been chairman of our board of directors since January 2000 and a director since December 1999. Since 1994, Mr. Al-Kadi has been vice chairman of the Dogmoch Group of Companies, which provides consulting and support services to German companies doing business in the Middle East.

Jack W. Moorman has been president and chief executive officer of Microbar, Inc., a capital equipment manufacturer of advanced chemical management systems, since August 2002.

All directors hold office until the annual meeting of stockholders following their election or until their successors are duly elected and qualified.

     In September 2001 we granted our non-employee directors ten-year options to purchase 100,000 shares of common stock at an exercise price of $0.06 per share.

     Our Board of Directors held 4 meetings during 2001.

     Our Board of Directors has two standing committees -- an Audit Committee and a Compensation Committee.

     The Audit Committee reviews and evaluates the scope of the audits to be performed, the adequacy of services performed by, and the fees and compensation of the independent auditors. The Committee also reviews the Company's audited financial statements with management and with the Company's independent auditors and recommends approval of the audited financial statements to the Board of Directors before publication in the Annual Report on Form 10-KSB; reviews and considers matters which may have a bearing upon continuing auditor independence; considers and recommends to the Board of Directors the selection of the independent auditors to examine the consolidated financial statements of the Company for the next year; reviews and evaluates the scope and appropriateness of the Company's system of internal controls; reviews and evaluates the appropriateness of the Company's accounting principles and practices and financial reporting matters. One meeting was held during 2001. Current members of the Audit Committee are: Mr. Moorman (Chairman) and Mr. Al-Kadi, both of whom are independent outside directors. The Report of the Audit Committee for fiscal year 2001 appears on page 6.

     The Board of Directors has adopted a charter for the Audit Committee. A copy of the Audit Committee's Charter is appended to the Proxy Statement. All members of the Audit Committee are "independent" within the meaning of Nasdaq Marketplace Rule 4200(a)(15).

     The information contained in this Proxy Statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference to such filing.

     The Compensation Committee is composed of Mr. Moorman and Mr. Al-Kadi (Chairman). The duties of the Compensation Committee are to recommend to the Board remuneration for our officers, to determine the number and issuance of options pursuant to our stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all our executives. The Compensation Committee did not hold any meetings in 2001.

     During the year ended December 31, 2001, each incumbent Director attended 100% of the total number of Board of Directors meetings and meetings of committees on which he served, except that Mr. Al-Kadi attended 75% of the meetings.

         The Board of Directors Recommends that You Vote "For" the Election of the Nominees Named Above (Proposal 1).

Executive Compensation

     The following table sets forth the aggregate compensation earned by, paid to, or accrued for our chief executive officer and each other executive officer whose aggregate compensation, was in excess of $100,000, based on their salary and bonus for the fiscal year ended December 31, 2001.



                                      Summary Compensation Table
                                                                                      Long-Term
                                           Annual Compensation                       Compensation
                                           -------------------                       ------------
                                                                                      Securities
                                                         Cash                         Underlying
Name                         Year        Salary          Bonus          Other          Options
----                         ----        ------          -----          -----          -------

Ramesh C. Trivedi            2001       $301,434              $0     $17,214(1)              0
  President and Chief        2000        302,215               0      29,003(1)        240,000
Executive Officer            1999        279,840          27,984      48,281(1)          6,210
Leland Witherspoon           2001        141,335               0              0              0
  Vice President             2000        141,400               0              0         30,000
                             1999        147,413               0              0              0

(1) Represents expense allowances paid under the terms of Dr. Trivedi's employment agreement.

                                       4



Employment Agreement

     Dr. Trivedi serves as our Chief Executive Officer and President pursuant to an employment agreement terminable at will by either party. Upon termination by us, other than for cause, Dr. Trivedi is entitled to receive his monthly salary for a period of eighteen months following the date of termination. Dr. Trivedi's salary for 2002 is $302,215 ($25,185 per month).

Option Grants in Last Fiscal Year

     There were no grants of stock options under any of our stock option plans to Messrs. Trivedi and Witherspoon during the fiscal year ended December 31, 2001.

Aggregated Option Exercises in the Last Fiscal year and Fiscal Year End Option
Values

     The following table summarizes, for each of Dr. Trivedi and Mr.
Witherspoon, the total number of unexercised options held at December 31, 2001, and the aggregate dollar value of in-the-money, unexercised options, held at December 31, 2001. The value of the unexercised, in-the-money options at December 31, 2001, is the difference between their exercise or base price and the value of the underlying common stock on December 31, 2001. The closing sale price of the common stock on December 31, 2001 was $0.115 per share.

                                Shares Acquired
                                 Upon Exercise           Number of Securities             Value of Unexercised
                                  of Options                  Underlying                      In-The-Money
                                 During Fiscal            Unexercised Options                  Options at
                                     2001                At December 31, 2001               December 31, 2001
                                     ----                --------------------               -----------------
                                          Value
Name                         Number     Realized     Exercisable    Unexercisable     Exercisable    Unexercisable
----                         ------     --------     -----------    -------------     -----------    -------------

Ramesh C. Trivedi              None        None        571,861           175,556     $14,354(1)           $0
Leland Witherspoon             None        None         52,569            22,431             0             0

(1) Represents value of options to purchase 6,210 shares at an exercise price of $0.10 per share and 316,907 shares at an exercise price of $0.07 per share.

Executive Officers

Ramesh C. Trivedi has been president, chief executive officer and a director of Integrated Surgical Systems since 1995. Prior to that time, Dr. Trivedi was a principal of California Biomedical Consultants, an international consulting firm, and he served as the president and chief executive officer of DigiRad
Corporation, a medical imaging company. Dr. Trivedi received his Ph.D. in chemical engineering from Lehigh University, and holds an MBA from Pepperdine
University.

Leland Witherspoon has been vice president of engineering since joining
Integrated Surgical Systems in 1997. From 1992 to 1997, Mr. Witherspoon was director of product research and development for Biomedicals, Inc., a developer and manufacturer of cardiopulmonary and cardiovascular products. Prior to that time, he served in various technical and management positions for Pfizer/Shiley, Xerox Medical Systems and IBM. Mr. Witherspoon received his Bachelor of Science from Rensselaer Polytechnic Institute.

Charles J. Novak has been our chief financial officer since joining Integrated
Surgical Systems in July 2002. From September 2001 to December 2001, Mr. Novak was the vice president of finance and administration, CFO for Realty Plus
Online, a real estate software transaction system company. From January 2001 to September 2001, he was the vice president of finance and administration, CFO for WebRaiser Technologies, Inc., an integration and professional services firm.
From February 1999 to January 2001, Mr. Novak was the director of operations for MRI Sierra International Group, Inc., an executive search firm. From September
1995 to February 1999 he

                                       5



was the assistant corporate controller for USCS International, Inc., a supplier of customer management software and open billing solutions. Prior to that, Mr.
Novak served in executive management positions for Describe, Inc. and HealthTek, Inc. and he served in various management positions with the Hewlett-Packard
Company. Mr. Novak earned his BS in Accounting from Lewis University in
Lockport, Illinois.

Certain Transactions

     During the year ended December 31, 2001 certain of our officers, on five occasions, advanced to us, in the aggregate, $477,000 in order to permit us to meet our payroll obligations. Each of these advances was non-interest bearing and was repaid within one to five days.

     At December 31, 2001, we had amounts due to Mr. Trivedi our Chief Executive
Officer of approximately $193,000: $50,000 of this amount related to salary deferred in the fourth quarter of 2001, included in accrued payroll and related expense, and $143,000 related to unreimbursed travel expenses, included in accounts payable.

Equity Compensation Plans

     The following table provides information as of the fiscal year ended
December 31, 2001 with respect to our compensation plans (including individual compensation arrangements):

                   EQUITY COMPENSATION PLAN INFORMATION TABLE

-----------------------------------------------------------------------------------------------------------------
                                           (a)                         (b)                          (c)
-----------------------------------------------------------------------------------------------------------------
Plan Category                  Number of securities to be   Weighted-average exercise   Number of securities
                               issued upon exercise of      price of outstanding        remaining available for
                               outstanding options,         options, warrants and       future issuance under
                               warrants and rights          rights                      equity compensation plans
                                                                                        (excluding securities
                                                                                        reflected in column (a))
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders (1)        1,703,017                     $1.52                      1,401,461
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security                  ----                         ----                        ----
holders
-----------------------------------------------------------------------------------------------------------------

Total                                   1,703,017                     $1.52                      1,401,461

-----------------------------------------------------------------------------------------------------------------

(1) Includes the Company's 1991, 1995 and 1998 Stock Option Plans and the 2000 Long-Term Performance Plan.

Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors matters required to be discussed by SAS 61 and the auditors' independence from management and the Company, including the written disclosures and letter received from the independent auditors as required by the Independence Standards Board Standard No. 1.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting during 2001. In reliance on this review process and the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002.

Elliot Smith, Audit Committee Chair (1)
Falah Al-Kadi, Committee Member
March 20, 2002

(1) Resigned from the Board of Directors and Audit Committee effective October 8, 2002

     The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference to such filing.

                                   Proposal 2
               Ratification of Appointment of Independent Auditors

     During 2001, Ernst & Young LLP provided various audit and non-audit services to the Company as follows:

a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's 2001 annual consolidated financial statements, review of consolidated financial statements in the Company's Form 10-QSB, and a statutory audit of the Company's foreign subsidiary, primarily benefiting the sign-off in the consolidated financial statements, $216,900,

b)   Audit Related Fees: $0,

c)   Financial Information Systems Design and Implementation Fees: $0,

d) All Other Fees: Principally income tax consulting and income tax compliance services, $35,000.

The Audit Committee of the Board has considered whether provision of the services described in section (d) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence. Upon recommendation of the Audit Committee, and subject to ratification by the stockholders at the January 14, 2003 Annual Meeting, the Board of Directors has appointed Ernst & Young LLP as independent auditors to examine the consolidated financial statements of the Company for the year ending December 31, 2002.


If the Board's appointment is not ratified, or if Ernst & Young LLP declines to act or becomes incapable of action, or if their appointment is discontinued, the Board will appoint other independent auditors whose continued appointment after the next Annual Meeting of Stockholders shall be subject to ratification by the stockholders.

Ernst & Young LLP has been responsible for the audit of our financial statements since the fiscal year ended December 31, 1991. A representative of Ernst & Young LLP will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

     The Board of Directors Recommends That You Vote "For" the Ratification of Ernst & Young LLP as our independent auditors for the year ending December 31, 2002.

                              Securities Ownership

     The following table indicates how many shares of common stock were beneficially owned, as of November 15, 2002 by (1) each person known by us to be the owner of more than five percent of the outstanding shares of our common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table and (4) all directors and executive officers as a group. In general, "beneficial ownership" includes those shares a person has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on November 15, 2002, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable. We based our calculation of the percentage owned on 38,900,469 shares outstanding on November 15, 2002.



                                                                            Amount and Nature       Percentage of
                                                                              of Beneficial         Common Stock
                    Name                                                       Ownership            Beneficially Owned
                    ----                                                       ----------           ------------------
International Business Machines Corporation;
    Old Orchard Road, Armonk, N.Y. 10504                                      2,248,900     (1)          5.78%
ILTAG International Licensing Holding S.A.L.; Adnan Al
  Hakim Street; Assaf Bldg.;
  P.O. Box 135660; Beirut, Lebanon                                            3,461,198     (2)          8.90%
Ramesh C. Trivedi (3)                                                           659,984     (4)          1.70%
Leland Witherspoon (3)                                                           76,484     (5)              *
Falah Al-Kadi (6)                                                             3,504,948     (7)          9.01%
Jack W. Moorman (9)                                                                  --                      *
All directors and officers as a group (4 persons)                             4,241,416                 10.90%

-------------------------------------------------------------------------------------------------------------------------
*        Less than one percent.
(1)      Includes warrants to purchase 2,206,479  shares of common stock at an exercise price of $0.01 per share, exercisable until
         December 31, 2006.
(2)      Includes warrants to purchase 2,000,000 shares of common stock at an exercise price of $1.027 per share, exercisable until
         December 13, 2003.
(3)      Address is c/o Integrated Surgical Systems, Inc., 1850 Research Park, Davis, California 95616.
(4)      Includes 645,984 shares that Dr. Trivedi may acquire upon exercise of  stock options exercisable within 60 days - 316,907 shares at an exercise price of $0.07 per share, 120,000 shares at an exercise price of $3.00 per share, 202,867 shares at an exercise price of $1.81 per share, and 6,210 shares at an exercise price of $0.10 per share. Dr. Trivedi may acquire an additional 101,433 shares upon exercise of stock options that become exercisable over the remaining term of the options at an exercise price of $1.81 per share.
(5)      Includes 65,000 shares that Mr. Witherspoon may acquire upon exercise of stock options exercisable within 60 days - 45,000 shares at an exercise price of $3.00 per share and 20,000 shares at an exercise price of $1.81 per share. Mr. Witherspoon may acquire an additional 10,000 shares upon exercise of stock options that become exercisable over the remaining term of the options at an exercise price of $1.81 per share.
(6)      Address is c/o Dogmoch Group of Companies, Adnan Al Hakim St., Assaf Bldg., P.O. Box 135660, Beirut, Lebanon.
(7)      Includes the 3,461,198 shares and warrants owned by ILTAG, an affiliate of Dogmoch, of which Mr. Al-Kadi is Vice-Chairman, and 43,750 shares that Mr. Al-Kadi may acquire upon exercise of stock options exercisable within 60 days at an exercise price of $0.06 per share.
(8)      Address is c/o Microbar Inc., 1252 Orleans Drive, Sunnyvale, California 94089-1137.

                    Compliance With 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities within specified time periods to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of the reports we received and written representations from persons concerning the necessity to file these reports, we are not aware of any failure to file reports or report transactions in a timely manner during the fiscal year ended December 31, 2001, except that Mr. Witherspoon did not file, in a timely manner, an initial report of beneficial ownership on Form 3 upon joining Integrated Surgical Systems, Inc. in April 1997, nor file, in a timely manner, Forms 4 and 5 reporting the grant of additional stock options since that time; and Mr. Al-Kadi did not file, in a timely manner, an initial report of beneficial ownership on Form 3 upon becoming a director in December 1999 or a Form 4 upon the granting of stock options in September 2001.

                Stockholder Proposals For the 2003 Annual Meeting

Stockholder Proposals for Inclusion in Next Year's Proxy Statement

     Stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings consistent with regulations adopted by the SEC and our By-laws. We must receive any such proposals not later than August 5, 2003 for such proposals to be considered for inclusion in our Proxy Statement and form of proxy relating to the 2003 Annual Meeting. Proposals should be addressed to our Chief Financial Officer, at 1850 Research Park Drive, Davis, California 95616-4884.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

     For any proposal that is not submitted for inclusion in our next year's Proxy Statement, but is instead sought to be presented directly at the next Annual Meeting, SEC rules permit management to vote proxies in its discretion if:

     |X| We receive notice of the proposal before the close of business on October 19, 2003 and advise stockholders in the 2003 Proxy Statement about the nature of the matter and how our management intends to vote on such matter, or

     |X| We do not receive notice of the proposal prior to the close of business on October 19, 2003.

     Notices of intention to present proposals at the next Annual Meeting should be addressed to our Chief Financial Officer, at 1850 Research Park Drive, Davis, California 95616-4884.

                              Available Information

     This Proxy Statement is being mailed to our stockholders together with a copy of our Annual Report on Form 10-KSB as filed with the SEC. Additional copies of the Form 10-KSB, as well as copies of our other periodic reports filed under the Securities Exchange Act, may be obtained without charge from our Chief Financial Officer, Integrated Surgical Systems, Inc., 1850 Research Park Drive, Davis, California 95616-4884 (telephone 530-792-2600, fax 530-792-2619).

                                           By Order of the Board of Directors,




Davis, California                                    Charles J. Novak
December 3, 2002                                     Chief Financial Officer

APPENDIX A

Charter for the Audit Committee of the Board of Directors

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Purpose

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the internal auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company, including matters in the written disclosures required by the Independence Standards Board, and shall consider the compatibility of nonaudit services with the auditors' independence. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to stockholders' approval.

The committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs, including the Company's Code of Conduct. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations and will provide sufficient opportunity for the independent auditors to meet privately with the members of the committee.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                        INTEGRATED SURGICAL SYSTEMS, INC.
                            1850 Research Park Drive
                          Davis, California 95616-4884

                                      PROXY

The undersigned, a holder of the common stock of INTEGRATED SURGICAL SYSTEMS, INC., a Delaware corporation, hereby appoints Ramesh Trivedi and Charles Novak, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders to be held on January 14, 2003 and any adjournments thereof, as follows:

     1.   ELECTION OF DIRECTORS:

         [ ] FOR the nominees listed below.
         [ ] WITHHOLD AUTHORITY to vote for the nominee(s) listed below.

     (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW)

                                Ramesh C. Trivedi

                                  Falah Al-Kadi

                                 Jack W. Moorman


     2. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002.


               [   ] FOR        [   ] AGAINST        [   ] ABSTAIN


     The undersigned hereby revokes any other proxy to vote at such Annual Meeting or any adjournments thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2 AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and the accompanying Proxy Statement dated December 3, 2002 relating to the Annual Meeting, and the 2001 Annual Report to Stockholders.

                                       Date:                              , 2002
                                            ------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) of Stockholder(s)

                                       The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INTEGRATED SURGICAL SYSTEMS, INC. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.